1
KBW 10th Annual
Community Bank Investor Conference
New York, NY
July 28th, 2009
Presentation by: George M. Lee
Executive Vice Chairman, President & CEO

Forward Looking Statements
 The statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-
 looking statements describe MetroCorp’s future plans, projections, strategies and expectations, are based on assumptions and involve a number of risks and uncertainties, many of which are beyond MetroCorp’s control. Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic conditions and various other factors. Additional information concerning such factors that could affect MetroCorp is contained in MetroCorp’s 2008 Annual Report on Form 10-K and other reports and documents filed from time to time with the SEC.

2004 - 2006 Below
→ Average
2007 - 2009
Average → Good

Good
to
Great
 In ’08 & ’09:
 Slowing down loan & asset
 growth. Extending to part of
 2010.
Strengthening
Our Platform
Growing Our
Platform
Harvesting From Our Platform
2010 - 2012
Good à Great
Extending to 2013
Strategic Transformation of MetroCorp

Expense Control
Net Interest Margin
Earning Asset
Capital
Asset Quality & Provisions

Future Earnings Platform

Expense Control

2005Q4	2006Q4	2007Q4	2008Q4	2009Q2
Total Assets ($000)	914,748	1,009,996	1,083,536	1,153,152	1,189,136
Total Loans ($000)	636,625	702,444	866,603	974,164	956,942
FTE	**283**	**291**	**277**	**257**	**238**
Total Assets ($000) / FTE	3,232	3,471	3,912	4,487	4,996
Total Loans ($000) / FTE	2,250	2,414	3,129	3,791	4,021

FTE - MetroBank

2005Q4	2006Q4	2007Q4	2008Q4	2009Q2
Total Assets ($000)	212,782	257,211	376,218	429,128	426,801
Total Loans ($000)	134,848	184,112	335,308	371,883	364,536
FTE	**32**	**59**	**71**	**63**	**59**
Total Assets ($000) / FTE	6,649	4,360	5,299	6,812	7,234
Total Loans ($000) / FTE	4,214	3,121	4,723	5,903	6,179

FTE - Metro United Bank

Net Interest Margin

2008				2009	
	Q1	Q2	Q3	Q4	Q1	Q2
MetroBank	4.50	4.37	4.04	3.99	3.70	3.86
Metro United Bank	3.59	3.56	3.54	3.56	3.15	3.31

	2007			
	Q1	Q2	Q3	Q4
MetroBank	4.95	4.65	4.86	4.64
Metro United Bank	4.04	4.41	4.07	4.35

Net Interest Margin (%)

Capital

12/31/2008: 10.17%
06/30/2009: 13.58%
Total Risk-Based Capital Ratio

Asset Quality & Provisions

Nonperforming Assets (Net)
In $000’s	2005	2006	2007	2008	2009-Q1	2009-Q2
Net Nonperforming Assets *	$17,262	$9,304	$5,501	$55,695	$59,493	$55,144
Net Nonperforming Assets to Total Assets %	1.53%	0.73%	0.38%	3.52%	3.67%	3.42%
* Net Nonperforming Assets are net of guarantee and accruing loans > 90 days delinquent.

Allowance to Net Nonperforming Loans
In $000’s	2005	2006	2007	2008	2009-Q1	2009-Q2
Allowance for Loan Losses	$13,169	$11,436	$13,125	$24,235	$24,158	$24,266
Allowance to Net Nonperforming Loans % *	98.31%	174.41%	325.93%	47.64%	47.43%	77.05%
* Net Nonperforming Loans are net of guarantee and accruing loans > 90 days delinquent.

Earning Asset Platform

Building
Market
Synergy
Northern
Southern
ChongQing
Xiamen
Houston
Dallas
CALIFORNIA
TEXAS
GREATER
CHINA
Market Footprint

As of 06/30/09	*$ in millions*
• Assets	$ 1,189
• Loans	$ 957
• Deposits	$ 1,026
• Branches	13

MetroBank (Texas)

Texas Initiatives
❖ Maintain Houston Dominance
❖ Asset Quality Improvement
❖ Expense Control
❖ Improve Fee Income
❖ Dallas Growth

As of 06/30/09	*$ in millions*	
• Assets	$	427
• Loans	$	364
• Deposits	$	356
• Branches		6

Metro United Bank (California)

California Initiatives
❖ Asset Quality Improvement
❖ Expense Control
❖ Improve Fee Income
❖ Low Cost Deposit Growth

Compounded Annual Growth Rate: 14.7%
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$914
$1,128
$1,268
$1,460
$1,580
$1,613
2004
2005
2006
2007
2008
2009-Q2

MCBI Total Asset Growth
$ in millions

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Compounded Annual Growth Rate: 22.6%
$595
$771
$887
$1,202
$1,346
$1,321
2004
2005
2006
2007
2008
2009-Q2

MCBI Total Loan Growth
$ in millions

Compounded Annual Growth Rate: 13.9%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$755
$962
$1,082
$1,191
$1,269
$1,373
2004
2005
2006
2007
2008
2009-Q2

MCBI Total Deposit Growth
$ in millions

Earnings

Pre-Provision/Pre-Tax EPS

Diluted EPS
PPPt EPS
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$(0.50)
0.79
1.29
0.98
1.62
1.22
1.95
1.10
2.00
0.17
1.81
(0.18)
0.61
2004
2005
2006
2007
2008
YTD
2009-Q2

Good to Great - Metro Objectives
❖ Asset Quality
❖ Core Competency
❖ Competitive Edge
❖ Efficiency & Cost Control
❖ Market Expansion

2004 - 2006 Below → Average
2007 - 2009 Average → Good

Good
to
Great
Strengthening
Our Platform
Growing Our
Platform
Harvesting From Our Platform
2010 - 2012
Good à Great
Extending to 2013
 In ’08 & ’09:
 Slowing down loan & asset
 growth. Extending to part of
 2010.
Strategic Transformation of MetroCorp